Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill
As at December 31, 2022 and 2021, intangible assets of the Company's LNG segment consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. As at December 31, 2022, intangible assets of the Company's NGL segment consisted of acquired time-charter contracts with a weighted-average amortization period of 4.7 years from the date of acquisition (see Note 20). The carrying amount of the Company's intangible assets as follows:

	December 31, 2022 $			December 31, 2021 $
	LNG Segment $	NGL Segment $	Total $	LNG Segment $	NGL Segment $	Total $
Gross carrying amount (note 20)	179,813	24,810	204,623	179,813	—	179,813
Accumulated amortization	(162,543)	—	(162,543)	(154,159)	—	(154,159)
Net carrying amount	17,270	24,810	42,080	25,654	—	25,654

For the years ended December 31, 2022, 2021 and 2020, amortization expense associated with intangible assets was $8.4 million, $8.9 million and $8.9 million, respectively. Amortization expense associated with intangible assets in each of the next five succeeding fiscal years is expected to be approximately $11.6 million (2023), $10.0 million (2024), $6.9 million (2025), $6.9 million (2026), and $3.6 million (2027).
The Company's carrying amount of goodwill as at December 31, 2022 and 2021 is as follows:

	December 31, 2022 $	December 31, 2021 $
LNG segment	31,921	31,921
NGL segment	8,387	2,920
Total	40,308	34,841
The increase in goodwill during 2022 for the NGL segment was due to the acquisition of Evergas (see Note 20). The Company conducts an impairment review annually or more frequently if facts and circumstances suggest goodwill may be impaired. No impairment charge was recorded for the years ended December 31, 2022, 2021 and 2020.